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                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                              SEPARATE ACCOUNT V

                                  SUPPLEMENT
                           DATED SEPTEMBER 18, 1997
                                    TO THE
                        PROSPECTUS DATED APRIL 30, 1997
                       AS SUPPLEMENTED ON JUNE 13, 1997
                                    FOR THE
                   PROVIDIAN ADVISOR'S EDGE VARIABLE ANNUITY

                                  OFFERED BY
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                          (A MISSOURI STOCK COMPANY)


In connection with the information on prospectus pages 1, 4, 6, 9, 10, 11, 14, and 16 (relating to Portfolios available for investment through the Providian Advisor's Edge Variable Annuity), prospectus pages 4, 7, 19, and 20 (relating to the right to make Exchanges), and prospectus pages 6, 7, 17, and 18 (relating to the Allocation of Purchase Payments), please be aware of the following supplemental information:

Effective September 25, 1997, the following Portfolios are no longer available for investment through the Providian Advisor's Edge Variable Annuity: Weiss, Peck & Greer's Core Large-Cap Stock Fund and Weiss, Peck & Greer's Core Small-Cap Stock Fund (the "Weiss, Peck & Greer Portfolios"). As of that date, Contract Owners may not allocate their Net Purchase Payments to the Weiss, Peck & Greer Portfolios, nor may they make Exchanges from other Portfolios or from the General Account Guaranteed Options (where available) to the Weiss, Peck & Greer Portfolios.